UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 22, 2007

Frezer, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-51336 (Commission File Number)		20-2777600 (IRS Employer Identification No.)

936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963 (Address of Principal Executive Offices and zip code)

(772) 231-7544
(Registrant's telephone
number, including area code)

1010 University Avenue, Suite 40
San Diego, CA 92103
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Frezer, Inc. (“Frezer”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Frezer’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Frezer's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Frezer undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry into Material Agreement.

On February 1, 2007, Frezer, Inc., a Nevada corporation (“Frezer”) and KI Equity Partners IV, LLC, a Delaware limited liability company ("KI Equity") entered into a securities purchase agreement ("Purchase Agreement") under which Frezer will, at the closing of the transactions contemplated under the Purchase Agreement (“Closing”), sell to KI Equity, and KI Equity will purchase from Frezer, 63,900,000 shares of Frezer’s common stock (“Shares”) for a purchase price of $639,000 (“Purchase Price”), or $0.01 per share. The closing of the transactions under the Purchase Agreement occurred on February 22, 2007 (“Closing”).

A copy of the Purchase Agreement was included as Exhibit 2.1 to Frezer’s Current Report dated February 1, 2007 and filed with the United States Securities and Exchange Commission (“SEC” or “Commission”) on February 2, 2007 and is hereby incorporated by this reference. All references to the Purchase Agreement are qualified, in their entirety, by the text of such exhibit.

The issuance of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and such other available exemptions. As such, the Shares may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering the Shares has been or is expected to be filed with the SEC or with any state securities commission in connection with the issuance of the Shares. However, Frezer has granted certain demand and piggyback registration rights to KI Equity with respect to the Shares. At the Closing, Frezer and KI Equity executed a registration rights agreement (“Registration Rights Agreement”) granting the foregoing registration rights.

A copy of the Registration Rights Agreement is included as Exhibit 2.2 to this Current Report and is hereby incorporated by this reference. All references to the Registration Rights Agreement are qualified, in their entirety, by the text of such exhibit.

Immediately prior to the Closing, David R. Koos, the former Chairman and Chief Executive Officer of Frezer (“Koos”), Brian F. Pockett, the former Chief Operating Officer of Frezer (“Pockett”), Geoffrey O’Neill, the former President of Frezer (“O’Neill”) and Bombardier Pacific Ventures, Inc., a Nevada corporation controlled by Koos (“Bombardier”) (collectively, the “Principals”) entered into a certain indemnity agreement with Frezer (“Indemnity Agreement”). Under the Indemnity Agreement, the Principals have agreed to indemnify and hold Frezer harmless from all liabilities and obligations related to the period prior to Closing (“Damages”). Except for indemnity claims related to taxes, Frezer is not entitled to indemnification for any Damages in excess of $499,700 (“Cap”), and no demand or claim for indemnification may be made after second anniversary of the Closing (the “Claim Period”). As consideration for providing the indemnification, the Company has agreed to pay the Principals an aggregate sum of $376,750. At the Closing, the Principals were paid $351,750, in the aggregate, and the remaining $25,000 will be held in escrow for a period of ninety (90) days following the Closing to satisfy any indemnification claims pursuant to the Indemnity Agreement (“Indemnity Escrow”).

A copy of the Indemnity Agreement is included as Exhibit 2.3 to this Current Report and is hereby incorporated by this reference. All references to the Indemnity Agreement are qualified, in their entirety, by the text of such exhibit.

Immediately prior to the Closing, the Principals also entered into a certain release agreement (“Release Agreement”) under which each of them agreed to terminate any and all agreements and contracts with Frezer including, without limitation, any employment agreements between Frezer, on the one hand, and Koos, Pockett and O’Neill, on the other hand. Under the Release Agreement, the Principals also agreed to irrevocably release Frezer from any and all debts, liabilities and obligations, including, without limitation, any claims for unpaid compensation.

A copy of the Release Agreement is included as Exhibit 2.4 to this Current Report and is hereby incorporated by this reference. All references to the Release Agreement are qualified, in their entirety, by the text of such exhibit.

Separately, Pockett, O’Neill and Bombardier agreed to sell 6,100,000 shares of Frezer’s common stock (“Transferred Shares”), in the aggregate, to KI Equity for an aggregate purchase price of $61,000, or $0.01 per share (the “Stock Transfer”). The closing of the Stock Transfer occurred on February 22, 2007.

Frezer is presently authorized under its Articles of Incorporation to issue 100,000,000 shares of common stock, $0.001 par value per share. Immediately following the closing of the Purchase Agreement and the Stock Transfer, Frezer had 79,434,064 shares of its common stock issued and outstanding. As a result of the issuance of the Shares to KI Equity under the Purchase Agreement and KI Equity’s purchase of the Transferred Shares pursuant to the Stock Transfer, KI Equity owns 70,000,000 shares of Frezer’s common stock, or approximately 88% of the total outstanding shares of Frezer’s common stock.

Effective as of the Closing, in accordance with the terms of the Purchase Agreement, the existing officers and directors of Frezer resigned and Kevin R. Keating was appointed as the sole director, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of Frezer. Accordingly, at the Closing, in accordance with the provisions of the Purchase Agreement, a change of a majority of Frezer’s directors occurred.

In compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Rule 14f-1 promulgated under the Exchange Act, on February 5, 2007, Frezer filed with the SEC, and mailed to its stockholders of record as of February 2, 2007, the information statement required by Section 14(f) and Rule 14f-1 disclosing the change of a majority of Frezer’s directors (otherwise than at a meeting of Frezer’s stockholders).

Any additional information concerning Kevin R. Keating who will serve as Frezer’s sole director following the Closing is included in Item 5.01, which is incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

See Items 1.01 and 5.02, which are incorporated herein by reference.

Effective as of the Closing, in accordance with the terms of the Purchase Agreement, the existing officers and directors of Frezer resigned and Kevin R. Keating was appointed as the sole director, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of Frezer. Accordingly, at the Closing, in accordance with the provisions of the Purchase Agreement, a change of a majority of Frezer’s directors occurred.

In compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Rule 14f-1 promulgated under the Exchange Act, on February 5, 2007, Frezer filed with the SEC, and mailed to its stockholders of record as of February 2, 2007, the information statement required by Section 14(f) and Rule 14f-1 disclosing the change of a majority of Frezer’s directors (otherwise than at a meeting of Frezer’s stockholders).

Kevin R. Keating, 66 years old, is the managing member of Vero Management, LLC, which provides administrative and financial consulting services for micro-cap public companies.  For more than 40 years, he has been engaged in various aspects of the investment business.  Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965.  From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. From 1982 through 2006, he was associated with a variety of securities firms as a registered representative servicing the needs of high net worth individual investors. Additionally, Mr. Keating currently serves as director on the boards of Catalyst Lighting Group, Inc., 99 Cent Stuff, Inc., Blue Holdings, Inc., People’s Liberation, Inc. and DigitalFX International, Inc.

Kevin R. Keating is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity. Timothy J. Keating is the manager of KI Equity.

Other than the transactions and agreements disclosed in this Current Report, Frezer knows of no other arrangements which may result in a change in control of Frezer.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Items 1.01 and 5.01, which are incorporated herein by reference.

Effective as of the Closing, the following persons resigned the officer and director positions set forth next to their respective names. These resignations were not as a result of any disagreement between Frezer and any of the resigning officers.

Name	Position
David R. Koos	Chairman of the Board, CEO, Secretary and CFO
Brian F. Pockett	Managing Director, COO and Director
Geoffrey O’Neill	President and Director

Effective as of the Closing, Kevin R. Keating was appointed the Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer and the sole director of Frezer.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Effective as of the Closing, pursuant to the provisions of the bylaws of Frezer, the Board of Directors of Frezer, by resolution decreased the authorized number of directors on the Board of Directors of Cyber from three to one.

Item 8.01 Other Events

Other Information

PLAN OF OPERATIONS

Effective as of the Closing, it is expected that Frezer’s new management will evaluate the business and prospects of Frezer’s further development of its proprietary technology for a computer chip that can be used to provide a line of stem cells for research and development, which Frezer commonly refers to a the “Cryo-Chip.” This evaluation will include, but not be limited to, an examination of the financial and human resources required to commercialize the technology, the prospects for the successful prosecution of a certain provisional patent application filed with respect to the technology with the U.S. Patent and Trademark Office and the financial resources related thereto, and the opportunities to license, sell or enter into joint venture arrangements or other strategic alliances with respect to the technology.

Frezer currently has no source of operating revenue, has only limited working capital with which to pursue its business plan, and has no personnel with any experience or background in the development of Frezer’s technology. Frezer’s new management has no experience or background in the development of Frezer’s stem cell technology. The amount of capital required to sustain operations until the successful development and commercialization of technology may be significant and will be subject to future events, risks and uncertainties. If new management elects to further the development of this technology, it will be necessary for Frezer to secure additional working capital through loans or sales of common stock, and there can be no assurance that such funding will be available in the future. These conditions raise substantial doubt about Frezer’s ability to continue as a going concern.

As a result of the foregoing, it is possible that new management will determine to discontinue future development of the stem cell research and Cryo-Chip technology and may have no alternative but to abandon the technology. In such a case, Frezer may be unable to realize any economic value from the sale or license of, or any strategic alliance with respect to, the technology. It is likely that the technology may become worthless.

Before investing in Frezer’s common stock, an investor is strongly urged to review the risks, uncertainties and prospects of Frezer’s business which are set in Frezer’s Annual Report on Form 10-KSB that was filed with the SEC on February 22, 2007 and in this Current Report.

New management expects to complete its evaluation of the technology within 60 days. Upon completion of this evaluation, Frezer intends to issue a Current Report outlining its evaluation and findings. If new management determines to sell, license or abandon Frezer’s stem cell research and Cyro-Chip technology, Frezer will likely become a "shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). If Frezer becomes a “shell company,” it intends to comply with all the SEC rules governing “shell companies” and will file a Current Report declaring “shell company” status. In such circumstance, Frezer will have nominal assets and management believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to identify, evaluate and investigate various operating companies with the intent that, if such investigation warrants, a reverse merger transaction could be negotiated and completed pursuant to which Frezer would acquire a target company with an operating business with the intent of continuing the acquired company’s business as a publicly held entity.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding Frezer’s common stock beneficially owned on February 22, 2007, after giving effect to the completion of the transactions under the Purchase Agreement and the Stock Transfer, for (i) each stockholder known to be the beneficial owner of 5% or more of Frezer’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. As of the date of this Current Report, Frezer has 79,434,064 shares of common stock outstanding.

Name	Number of Shares Beneficially Owned	Percent of Shares
David R. Koos C/O Frezer, Inc. 1010 University Avenue, Suite 40 San Diego, California 92103 (1)	2,168,505	2.7%

Brian F. Pockett C/O Frezer, Inc 1010 University Avenue, Suite 40 San Diego, California 92103	900,000	1.1%

Geoffrey O’Neill C/O Frezer, Inc 1010 University Avenue, Suite 40 San Diego, California 92103	175,000	0.22%

Bio-Technology Partners Business Trust 2307 Fenton Parkway 107-120 San Diego, California 92108	2,708,333	3.4%

Kevin R. Keating 936A Beachland Boulevard, Suite 13 Vero Beach, Florida 32963	0	0%

KI Equity Partners IV, LLC c/o Timothy J. Keating, Manager 5251 DTC Parkway, Suite 1090 Greenwood Village, Colorado 80111	70,000,000	88.1%

All Executive Officers and Directors as a group	0	0%

(1)
Includes 125,400 shares owned by AFN Trust, 1,000,000 shares owned by Bombardier Pacific Ventures, Inc. and 1,403 shares owned by Cell Source Research, all of which are beneficially owned by David R. Koos and over which he has sole voting and investment control.

(2)
Kevin R. Keating is not affiliated with and has no equity interest in KI Equity Partners IV, LLC (“KI Equity”) and disclaims any beneficial interest in the shares of Frezer’s common stock owned by KI Equity.

(3)	Timothy J. Keating is the manager of KI Equity and exercises sole voting and investment control over such shares. KI Equity is not owned by or affiliated with Kevin R. Keating.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Kevin R. Keating, is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity Partners IV, LLC, which is the majority stockholder of Frezer. Keating Investments, LLC is also the managing member and sole owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KI Equity Partners IV, LLC or Keating Securities, LLC and disclaims any beneficial interest in the shares of Frezer’s common stock owned by KI Equity Partners IV, LLC.

Certain conflicts of interest exist and may continue to exist between Frezer and its officers and directors due to the fact that Kevin R. Keating has other business interests to which he devotes his primary attention. Mr. Keating may continue to do so notwithstanding the fact that management time should be devoted to the business of Frezer.

Certain conflicts of interest may exist between Frezer and its management, and conflicts may develop in the future. Frezer has not established policies or procedures for the resolution of current or potential conflicts of interests between Frezer, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of Frezer, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned.

As of the date of this Current Report, Frezer has not entered into any agreements to compensate, nor has it paid any compensation to, Mr. Keating for any services rendered or to be rendered by him as an officer or director of Frezer. However, it is expected that Mr. Keating will be compensated for his services rendered and to be rendered to Frezer, and that Mr. Keating may determine, or participate in the determination of, such compensation.

Other than the above transactions or otherwise set forth in this Current Report or in any reports filed by Frezer with the SEC, Frezer has not entered into any material transactions with any director, executive officer, and nominee for director, beneficial owner of five percent or more of its common stock, or family members of such persons. Frezer is not a subsidiary of any company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.2	Registration Rights Agreement by and between Frezer, Inc. and KI Equity Partners IV, LLC dated February 22, 2007

2.3	Indemnity Agreement by and among Frezer, Inc., David R. Koos, Brian F. Pockett, Geoffrey O’Neill, and Bombardier Pacific Ventures, Inc. dated February 22, 2007

2.4	Release Agreement by and among Frezer, Inc., David R. Koos, Brian F. Pockett, Geoffrey O’Neill, and Bombardier Pacific Ventures, Inc. dated February 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Frezer, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frezer, Inc.

Date: February 23, 2007	By:	/s/ Kevin R. Keating
Kevin R. Keating, CEO and President

EXHIBIT INDEX

Exhibit Number	Description
2.2	Registration Rights Agreement by and between Frezer, Inc. and KI Equity Partners IV, LLC dated February 22, 2007

2.3	Indemnity Agreement by and among Frezer, Inc., David R. Koos, Brian F. Pockett, Geoffrey O’Neill, and Bombardier Pacific Ventures, Inc. dated February 22, 2007

2.4	Release Agreement by and among Frezer, Inc., David R. Koos, Brian F. Pockett, Geoffrey O’Neill, and Bombardier Pacific Ventures, Inc. dated February 22, 2007